June 18, 2020

SUPPLEMENT TO

Hartford MULTIFACTOR reit ETF

hartford MULTIFACTOR LOW VOLATILITY US EQUITY ETF

(each a series of Lattice Strategies Trust)

SUMMARY PROSPECTUSES

DATED JANUARY 28, 2020

AND

Hartford MULTIFACTOR ETFS PROSPECTUS

DATED january 28, 2020

AS SUPPLEMENTED February 28, 2020 and MARCH 25, 2020

This Supplement contains new and additional information and should be read in conjunction with your Summary Prospectus and Prospectus.

The Board of Trustees of Lattice Strategies Trust (“Trust”) has approved a Plan of Liquidation for each exchange-traded fund listed above (each, a “Fund” and, collectively, the “Funds”) under which each Fund will be liquidated on or about August 14, 2020 (the “Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the officers of the Trust.

Beginning when the Funds commence the liquidation of their portfolios, the Funds may not pursue their respective investment objectives or, with certain exceptions, engage in normal business activities, and each Fund may hold cash and securities that may not be consistent with that Fund’s investment objective and strategy, which may adversely affect Fund performance. As a result, the Fund’s tracking error relative to its custom benchmark index may increase.

Suspension of Sales and Trading. Effective as of the close of business on August 7, 2020, the Funds will no longer accept orders for the purchase of Creation Units. It is expected that August 7, 2020 will be the last full day of trading on NYSE Arca, Inc. (“NYSE Arca”) for Hartford Multifactor REIT ETF and on Cboe BZX Exchange, Inc. (“Cboe BZX”) for Hartford Multifactor Low Volatility US Equity ETF. Based on this schedule, NYSE Arca and Cboe BZX, as applicable, are expected to halt trading in shares of each Fund after the market close on August 7, 2020. During the period between market close on August 7, 2020 and the Liquidation Date, because the Funds’ shares will no longer trade on NYSE Arca or Cboe BZX, as applicable, there is not expected to be any market for the purchase or sale of a Fund’s shares.

Liquidation Process. In connection with the liquidations, any shares of a Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date without the imposition of customary redemption transaction fees. The proceeds of any such redemption will be equal to the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities, including certain operational costs of liquidating the Fund. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all Fund shareholders at the time of the liquidation. Additionally, each Fund must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final liquidation distribution. Lattice Strategies LLC (“Lattice”), each Fund’s investment adviser, intends to distribute substantially all of each Fund’s net investment income at the time of or prior to the liquidations. Lattice will bear all administrative expenses associated with the liquidations.

Other Alternatives. Shareholders of each Fund may sell their shares of the Fund on NYSE Arca or Cboe BZX, as applicable, until the market close on August 7, 2020, and may incur customary transaction fees from their broker-dealer in connection with such sales. Prior to the Liquidation Date, authorized participants may continue to submit orders to the Funds for the redemption of Creation Units. See “Buying and Selling Shares” in the Funds’ Prospectus.

U.S. Federal Income Tax Matters. Although the liquidations are not expected to be taxable events for the Funds, for taxable shareholders, the automatic redemption of shares of the Funds on the Liquidation Date will generally be treated as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder may voluntarily sell his or her shares on NYSE Arca or Cboe BZX, as applicable, until the market close on August 7, 2020, and authorized participants may voluntarily redeem Creation Units prior to the Liquidation Date, to the extent that a shareholder wishes to realize any such gains or losses prior thereto. See “Fund Distributions and Tax Matters” in the Funds’ Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the liquidations.

This Supplement should be retained with your Summary Prospectus and Prospectus for future reference.

HV-7540ETF	June 2020